Reverse Merger	12 Months Ended
Dec. 31, 2024
Reverse Merger [Abstract]
REVERSE MERGER

NOTE 11 — REVERSE MERGER

As described in Note 1, Legacy Ivy merged with Akerna on February 9, 2024. The merger was accounted for as a reverse recapitalization with Legacy Ivy as the accounting acquirer. The primary pre-combination assets of Akerna were cash and cash equivalents. Under reverse recapitalization accounting, the assets and liabilities of Akerna were recorded at their fair value which approximated book value due to the short-term nature of the accounts. No goodwill or intangible assets were recognized. Consequently, the consolidated financial statements of the Company reflect the operations of Legacy Ivy for accounting purposes, together with a deemed issuance of shares equivalent to the shares held by the former stockholders of Akerna, the legal acquirer, and a recapitalization of the equity of Legacy Ivy, the accounting acquirer.

As part of the reverse recapitalization, the Company acquired $500,000 of cash and cash equivalents. The Company also assumed accounts payable and accrued expenses of $2.8 million and the net book value is recorded in additional paid-in capital in the accompanying consolidated statements of stockholders’ equity (deficit) for the year ended December 31, 2024. Akerna’s operation had ceased concurrent with the merger and were deemed to be de minimis in value at the transaction date.